UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 17, 2017

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On March 17, 2017, GulfMark Offshore, Inc. (the “Company”), GulfMark Rederi AS (the “Borrower”), an indirect wholly-owned subsidiary of the Company, and GulfMark UK Ltd (“GulfMark UK”), an indirect wholly-owned subsidiary of the Company, entered into an agreement (the “Agreement”) relating to the senior secured revolving credit facility among the Borrower, the Company, as guarantor, GulfMark UK, as guarantor, and DNB Bank ASA (the “Norwegian Lender”), as lead arranger and lender (the “Norwegian Facility Agreement”). Pursuant to the Agreement, the Norwegian Lender agreed to extend revolving loans in the aggregate principal amount of $10.0 million subject to the conditions precedent set forth in the Agreement, including payment by the Company and the Borrower of certain fees and retainers of a financial advisor and counsel for the Norwegian Lender. The Norwegian Lender funded loans in such amount on March 17, 2017. In addition, the Company agreed to pledge all issued shares of the Borrower to the Norwegian Lender on or before April 7, 2017 as additional security for the Borrower’s obligations under the Norwegian Facility Agreement. Furthermore, the Norwegian Lender agreed that between the date of the Agreement through April 14, 2017, no lender shall, in its capacity as lender, exercise any right of set off, combination of accounts or similar remedy in relation to the cash of the obligors under the Norwegian Facility Agreement in respect of any amounts that are outstanding or may become outstanding under the Norwegian Facility Agreement.

The Agreement prohibits the Borrower from requesting any additional loans under the Norwegian Facility Agreement without the prior written consent of the lenders (which consent may be withheld in the lenders’ sole discretion). In addition, the Agreement obligates the Company and the Borrower to provide the Norwegian Lender all projections, accounts and other information provided to The Royal Bank of Scotland plc (“RBS”) in connection with the senior secured, revolving multicurrency credit facility among GulfMark Americas, Inc., the Company, as guarantor, a group of financial institutions as the lenders and RBS, as agent for the lenders, in each case as soon as reasonably practicable, and to keep the Norwegian Lender informed of negotiations and discussions with holders of the Company’s indebtedness.

Item 8.01.     Other Events

A complete copy of the Company’s current bylaws, including the amendments thereto dated February 24, 2010 and November 21, 2016, as previously disclosed, is attached as Exhibit 3.1 to this report.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit number	Description
3.1	Bylaws, as amended

10.1	Agreement dated March 17, 2017 among GulfMark Offshore, Inc., GulfMark Rederi AS, GulfMark UK Ltd and The Royal Bank of Scotland plc, as lead arranger and lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2017	GULFMARK OFFSHORE, INC.

	By:	/s/ James M. Mitchell
James M. Mitchell
Executive Vice President & Chief Financial Officer

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